UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported)   January 14, 2004

                                  TEKRON, INC.
         ---------------------------------------------------------------


Delaware                       0-29493                   51-0395658
-------------------         ----------------        --------------------
(State or other jurisdiction Commission File   IRS Employer Identification
 of incorporation)                Number                No.


530 S. Federal Hwy
Deerfield Beach, Florida                            33441
-----------------------                     -------------------
(Address of principal                        (Zip/Postal Code)
  executive offices

Registrant's telephone number:     519-661-0609


                                       n/a
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

FORWARD-LOOKING STATEMENTS

     Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute
"forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions; license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any


Item 4. Changes in Registrant's Certifying Accountant

(a)      Resignation of Independent Public Accountant.

     The Registrant's Certified Public Accountant has submitted a letter of resignation attached as an exhibit to this Form 8-K. This resignation was not because of any problems related to generally accepted accounting principles or any audit of the registrant

     Jane Olmstead, C.P.A.'s report on the financial statements of the Company for the most recent fiscal year ended March 31, 2003 does not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that there was an explanatory paragraph relating to our ability to continue as a going concern.

     During the Company's the most recent fiscal year ended March 31, 2003 and the interim period from April 1, 2003 to January 14, 2004, there were no disagreements between the Company and Jane Olmstead on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Jane Olmstead, P.A.'s satisfaction, would have caused her to make reference to the subject matter of the disagreement in connection with her report; and there were no reportable events as described in Item 304 (a) (1) (v) of Regulation S-K.


(b)      New Independent Public Accountants

     On January 15, 2004, the Company retained Atkins & Russell Certified Public Accountants. (HA) as its independent public accountants. The Company's board of directors approved a resolution on January 16, 2004 approving HA's selection as well as approving the resignation of Jane Olmstead, C.P.A.

     During the Company's two most recent fiscal years, the Company has not consulted with HA regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was subject of a disagreement, within the meaning of Item 304 (a)
(1) (iv) of Regulation  S-K or a reportable  event,  as described in Item 304(a)
(1) (v) of Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 26, 2004                            TEKRON, INC.



                                              By:  s/s Luigi Brun
                                                 ------------------------------
                                                        Luigi Brun
                                                        President


                                INDEX TO EXHIBITS

Exhibit No.       Description
------------      -----------------
 1                Letter of resignation from Jane Olmstead, C.P.A.


                                                 EXHIBIT 1

                               Jane Olmstead, CPA
                          7474 E. Arkansas Ave., #1204
                             Denver, Colorado 80231
                                 (303) 368-1538


                                                           January 14, 2004


To the Board of Directors of Tekron, Inc.
530 S. Federal Hwy
Deerfield Beach, Florida  33441

     I regret to inform you that effective this date I am resigning as Tekron, Inc.'s auditor. I am resigning for personal reasons and wish Tekron, Inc. success in the future.


Sincerely,

s/s Jane Olmstead

Jane Olmstead, CPA

Cc:      VIA Fascimile to 202-942-9656
         Also by mail
         SEC Office of the Chief Accountant
         Division of Corporate Finance
         Attn:  SECPS Letter File - Filing Desk
         450 5th St. N.W.
         Washington, D.C.  20549